UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): September 8, 2004


                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)



          Delaware               File No. 000-50886            59-3778247
  (State of incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification No.)


                         160 Great Portland Street
                       London W1W 5QA, United Kingdom

                  ----------------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code:    +44-20-7299-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 8, 2004, Mr. Michael Grabiner was appointed by the board of directors of Telewest Global, Inc. (the "Company") to serve as a non-executive director of the Company. As at the time of this filing, it has not been determined on which committees of the board of directors Mr. Grabiner will serve. The appointment was effective as of September 8, 2004.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1    Press Release, dated September 14, 2004, issued by
             Telewest Global, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TELEWEST GLOBAL, INC.

Dated:  September 14, 2004                  By:    /s/ Stephen Cook
                                               -------------------------
                                               Name:  Stephen Cook
                                               Title: General Counsel

                               EXHIBIT INDEX
                               -------------

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated September 14, 2004, issued by
                  Telewest Global, Inc.